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                                                                   Exhibit 10.23

                              STOCK SALE AGREEMENT

            This Stock Sale Agreement (this "Agreement") is being made this 31st day of December, 1998, between ABLE ENERGY, INC., a Delaware corporation having an address at 344 Route 46, Rockaway, New Jersey 07866 ("Seller") and OWL ENVIRONMENTAL, INC. ("Buyer"), a New Jersey corporation having an address at 21 Gill Avenue, Rockaway, New Jersey 07866.

                                    RECITALS

            A. Seller owns one hundred (100) of the issued and outstanding shares of A&O Environmental Services, Inc. (the "Corporation") representing all of the issued and outstanding shares in the Corporation (the "Shares").

            B. Buyer desires to purchase the Shares from Seller and Seller desires to sell the Shares to Buyer upon the terms and conditions hereinafter set forth.

            C. Subsequent to the sale of the Shares, Seller will not possess, own or have any interest in any shares of stock of the Corporation.

            NOW, THEREFORE, in consideration of the mutual covenants and agreements contained herein, the parties hereto agree as follows:

            1. SALE AND PURCHASE OF THE SHARES

                  1.1 Time and Place. The purchase and sale of the Shares (the "Closing") shall occur at 2:00 p.m. on December 31, 1998 (the "Closing Date"). The Closing shall be held at a location mutually agreed upon by Buyer and Seller.

                  1.2 Sale and Purchase. On the Closing Date, Seller shall sell, transfer, assign and deliver the Shares to Buyer, WITHOUT RECOURSE, REPRESENTATION OR WARRANTY OF ANY NATURE WHATSOEVER, WHETHER EXPRESSED OR IMPLIED, except as otherwise expressly set forth in Section 2 hereof.

                  1.3 Purchase Price. The aggregate purchase price to be paid for the Shares shall be TEN DOLLARS ($10.00) ("the Purchase Price").

                  1.4 Deliveries at Closing.

                        1.4.1 On the Closing Date, Seller shall deliver to Buyer certificate(s) for the Shares duly endorsed in blank or accompanied by appropriate instruments of transfer.
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                        1.4.2 On the Closing Date, Buyer shall deliver to Seller
the Purchase Price.

            2. SELLER'S LIMITED REPRESENTATIONS AND WARRANTIES

                  2.1 Authority. Seller has the corporate right to sell, transfer, and assign the Shares to Buyer pursuant to this Agreement. This Agreement and all other documents executed by Seller in connection herewith constitute the legal, valid and binding obligations of Seller, enforceable in accordance with their terms.

                  2.2 Authorization. This Agreement, the execution and delivery hereof by Seller and the transfer of the Shares to Buyer have been duly and validly authorized by all necessary corporate action.

                  2.3 DISCLAIMER OF REPRESENTATIONS AND WARRANTIES/ SHARES TRANSFERRED "AS IS". EXCEPT FOR THE LIMITED REPRESENTATIONS AND WARRANTIES MADE BY SELLER SOLELY WITH RESPECT TO THE SHARES SET FORTH IN SECTIONS 2.1, AND 2.2 ABOVE, NO WARRANTIES OR REPRESENTATIONS WHATSOEVER, EITHER EXPRESS OR IMPLIED, HAVE BEEN MADE BY THE SELLER OR BY ANYONE ACTING ON ITS BEHALF, PARTICULARLY, BUT WITHOUT IN ANY WAY LIMITING THE GENERALITY OF THE FOREGOING, NO WARRANTIES OR REPRESENTATIONS HAVE BEEN MADE REGARDING (i) THE ABILITY TO TRANSFER ANY OF THE UNDERLYING ASSETS OF THE CORPORATION TO THE BUYER THROUGH THE SALE OF THE SHARES, (ii) ANY OF THE ASSETS'S FREEDOM FROM LIENS AND ENCUMBRANCES, IN WHOLE OR IN PART, (iii) THE TITLE, QUALITY OR OTHER ATTRIBUTES WITH RESPECT TO ANY OF THE ASSETS OR (iv) ANY REGULATORY REQUIREMENTS REQUIRED BY OR NECESSITATED AS A RESULT OF THIS AGREEMENT.

THE SHARES ARE TRANSFERRED WITHOUT RECOURSE OR WARRANTY WHATSOEVER, EITHER EXPRESS OR IMPLIED AND SUCH SHARES ARE TRANSFERRED "AS IS", EXCEPT FOR THE LIMITED REPRESENTATIONS AND WARRANTIES MADE BY SELLER SOLELY WITH RESPECT TO THE SHARES SET FORTH IN SECTIONS 2.1 AND 2.2 ABOVE.

            3. BUYER'S REPRESENTATIONS AND WARRANTIES

                  3.1 Authority. Buyer has the legal right and power to enter into this Agreement and to carry out the transactions herein contemplated. This Agreement and all other documents executed by Buyer in connection herewith constitute the legal, valid and binding obligations of Buyer, enforceable in accordance with their terms.


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                  3.2 Authorization. This Agreement, the execution and delivery hereof by Buyer, the payment of the Purchase Price to Seller and the performance by Buyer of its obligations and undertakings hereunder have been duly and validly authorized by all necessary action.

            4. MISCELLANEOUS

                  4.1 Fees and Expenses. Each party shall bear his own fees and expenses incurred in connection with this Agreement and the consummation of the transactions contemplated hereby.

                  4.2 Entire Agreement. This Agreement and the other documents related hereto, constitute the entire agreement of the parties hereto with respect to the subject matter hereof.

                  4.3 Binding Effect. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto, and their respective heirs, successors, executors, administrators and assigns.

                  4.4 Waiver. No waiver of any provision hereof shall be effective unless set forth by a written instrument signed by all of the parties hereto.

                  4.5 Execution of Agreement. This Agreement may be signed in counterparts, all of which shall be considered an original and together they shall constitute one agreement.

                  4.6 Paragraph Headings. Paragraph headings contained in this Agreement are for convenience of reference only and shall not be deemed a part of this Agreement.

                  4.7 Notices. All notices, requests, and communications (collectively, "Notice") under this Agreement shall be given in writing and shall be (a) hand-delivered, proof of receipt required, or (b) mailed by first class registered or certified mail, postage prepaid, return receipt requested, or (c) delivered by facsimile transmission followed by first class registered or certified mail, postage prepaid, return receipt requested, by the individuals and addresses indicated below:

                        4.7.1 If to Seller:

                              Able Energy, Inc.
                              344 Route 46
                              Rockaway, New Jersey 07886
                              Attn: Timothy Harrington


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                        4.7.2 If to Buyer:

                              Kelly Excavating and Paving, Inc.
                              21 Gill Avenue
                              Rockaway, New Jersey 07866
                              Attn: Douglas Kelly

Any Notice provided for herein shall become effective only upon and at the time of receipt by the party to whom it is given, unless such Notice is mailed by certified mail, return receipt requested, in which case it shall be deemed to be received two (2) business days after the date that it is mailed. Any party may, by proper written Notice hereunder, to the other party, change the individual address to which such Notice shall thereafter be sent.

                  4.8 Governing Law. This Agreement shall be governed by, and construed and interpreted in accordance with, the laws of the State of New Jersey.

                  4.9 Representation. Buyer acknowledges that Buyer has been advised that Riker, Danzig, Scherer, Hyland & Perretti LLP has represented and continues to represent Able Energy, Inc. in this and other business dealings, that Buyer has, or has declined to have, Buyer's attorney review this Agreement and advise Buyer and render advice to Buyer with respect thereto, and Buyer waives any conflict of interest that may exist among the said firm Able Energy, Inc and Buyer.


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            IN WITNESS WHEREOF, the parties hereto have executed this agreement the day and year first above written.

                                      SELLER:

                                      ABLE ENERGY, INC.


                                  By: /s/ Timothy Harrington
                                      ----------------------------
                                      Name: Timothy Harrington
                                      Title: President

                                     BUYER:

                                     OWL ENVIRONMENTAL, INC.


                                 By: /s/ Douglas Kelly
                                      ----------------------------
                                     Name: Douglas Kelly
                                     Title: President


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